SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2005

QUEST OIL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-26619	98-0207745
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
2000 East Lamar Boulevard, Suite 600
Arlington, Texas 76006
(Address of principal executive offices)

817-462-4091
(Registrant’s Telephone Number)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

On August 5, 2005, we entered into a Membership Interest Exchange Agreement with all of the members of Wallstin Petroleum, LLC, a Texas limited liability company. Pursuant to the terms of the agreement, the members of Wallstin, Joe Wallen, James Templar and William H. Stinson, agreed to exchange 100% of their membership interest in Wallstin for a total of 1,500,000 restricted shares of our common stock. We further agreed to name Mr. Wallen and Mr. Stinson as officers of the company and to enter into compensation agreements with both Mr. Wallen and Mr. Stinson.

Item 1.02  Termination of a Material Definitive Agreement.

Not applicable.

Item 1.03  Bankruptcy or Receivership.

Not applicable.

Section 2 - Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets.

Not applicable.

Item 2.02  Results of Operations and Financial Condition.

Not applicable.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Not applicable.

Item 2.04  Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

Not applicable.

Item 2.05  Costs Associated with Exit or Disposal Activities.

Not applicable.

Item 2.06  Material Impairments.

Not applicable.

Section 3 - Securities and Trading Markets

        Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

Not applicable.

Item 3.02  Unregistered Sales of Equity Securities.

Please see Item 1.01.

Item 3.03  Material Modification to Rights of Security Holders.

        Not applicable.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01  Changes in Registrant’s Certifying Accountant.

Not applicable.

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or
Completed Interim Review.

Not applicable.

Section 5 - Corporate Governance and Management

     Item 5.01  Changes in Control of Registrant.

     Not applicable.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of
Principal Officers.

On August 1, 2005, our board of directors appointed Joseph F. Wallen as our Vice President of Operations.

On August 1, 2005, our board of directors appointed William Huntington Stinson as our Chief Operating Officer.

On August 8, 2005, Cameron King resigned from his position as our Chief Financial Officer.

On August 8, 2005, our board of directors appointed Joseph F. Wallen as our Chief Financial Officer.

Item 5.03  Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

Not applicable.

Item 5.04  Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Not applicable.

Item 5.05  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Not applicable.

Section 6 - [Reserved]

    Not applicable.

Section 7 - Regulation FD

    Item 7.01  Regulation FD Disclosure.

    Not applicable.

Section 8 - Other Events

    Item 8.01  Other Events.

On August 8, 2005 our board of directors dismissed our transfer agent and retained Empire Stock Transfer, Inc., 7251 West Lake Mead Boulevard, Suite 300, Las Vegas, NV 89128-8351, Telephone: 702-562-4091, Facsimile: 702-988-1244, to serve as our new transfer agent.

Section 9 - Financial Statements and Exhibits

       Item 9.01  Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Exhibits.

Number    Description

10.1      August 5, 2005, Membership Interest Exchange Agreement with Wallstin Petroleum, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

QUEST OIL CORPORATION
/s/	Cameron King_________________________
By:	Cameron King
Its:	CEO and President